UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2020

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On April 30, 2020, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “adjusted consolidated revenue” and “adjusted segment income (loss)”, defined as consolidated revenue and segment income (loss) for the Company excluding the “All Other” group of operating segments, with “All Other” comprised of the results of the South African and SPX Heat Transfer ("Heat Transfer") operations. Due, in part, to certain wind-down activities, and the related decline in volumes, the South African and Heat Transfer operations have a diminishing impact on the Company's operating results over the long term. As such, the Company’s management believes it is useful to investors to disclose revenues and segment income (loss) without the results of the “All Other” group of operating segments to provide investors with metrics that the Company’s management uses to measure the overall performance of its businesses. Additionally, the Company included adjustments to arrive at adjusted segment income (loss) by excluding (i) non-recurring charges associated with the step-up of inventory (to fair value) acquired in connection with the Sabik and Cues acquisitions that were completed on February 1, 2019 and June 7, 2018, respectively, (ii) acquisition related charges, and (iii) amortization expense associated with acquired intangible assets. Adjusted consolidated revenue and adjusted segment income (loss) do not provide investors with an accurate measure of, and should not be used as substitutes for, the Company’s revenues and segment income (loss) as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted segment income” for the Company’s Detection and Measurement reportable segment, with “adjusted segment income” defined as segment income for its Detection and Measurement reportable segment excluding the inventory step-up charges and amortization from acquired intangibles. The press release also contains disclosure regarding “adjusted segment income” for the Company's HVAC reportable segment, defined as segment income for its HVAC reportable segment excluding acquisition related charges and amortization from acquired intangibles. Adjusted segment income for the Detection and Measurement and HVAC reportable segments do not provide investors with an accurate measure of, and should not be used as a substitute for, segment income of the Detection and Measurement and HVAC reportable segments as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted operating income” and “adjusted earnings per share”, defined as operating income and diluted net income per share from continuing operations excluding the following items, as applicable: (a) results of the “All Other” group of operating segments, (b) non-service pension and postretirement expense (income), (c) acquisition related charges, (d) income and charges related to the prior sale of the Company’s Dry Cooling business, (e) amortization expense associated with acquired intangible assets, (f) gains on an equity security associated with a fair value adjustment, and (g) certain discrete income tax charges and benefits, as applicable, as well as (h) the income tax impact of items (a) through (f). In addition to the Company’s “All Other” group of operating segments, as described above, the Company’s management views the impact related to each of the other items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement expense (income) are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. The Company believes adjusted operating income and adjusted earnings per share, when read in conjunction with operating income and diluted net income per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income and adjusted earnings per share as measures of the Company’s performance. The adjusted operating income and adjusted earnings per share measures do not provide investors with an accurate measure of the actual operating income and diluted income per share from continuing operations reported by the Company and should not be considered as substitutes for operating income and diluted income per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions/divestitures, as applicable. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions/divestitures, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of these numbers to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued April 30, 2020, furnished solely pursuant to Item 2.02 of Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: April 30, 2020	By:	/s/ Scott W. Sproule
Scott W. Sproule
Vice President, Chief Financial Officer and
Treasurer